EXHIBIT 99

(TBNC - Nasdaq National Market) November 2004

Cautionary Statement Regarding Forward Looking Statements Statements in this presentation that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. The Banc Corporation cautions that such "forward looking statements," wherever they occur in this presentation or in other statements attributable to The Banc Corporation are necessarily estimates reflecting the judgment of The Banc Corporation's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the "forward looking statements." Such "forward looking statements" should, therefore, be considered in light of various important factors set forth from time to time in The Banc Corporation's reports and registration statements filed with the SEC. While it is impossible to list all such factors that could affect the accuracy of such "forward looking statements," some of those factors include general economic conditions, especially in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in the competitive environment in the markets served by The Banc Corporation; and changes in the loan portfolio and the deposit base of The Banc Corporation. The Banc Corporation disclaims any intent or obligation to update "forward looking statements."

Company Profile Franchise Overview Selected Financial Data Business Strategy Key Takeaways DISCUSSION AGENDA

Company Profile 24

Top 200 publicly traded Bank Holding Companies in the U.S. (SNL) $1.38 Billion in Assets $126 Million in Capital for Future Growth 26 Well Positioned Locations Full Service/Product Offering Insiders own 30% common shares outstanding Institutional investors own 22% of the common shares outstanding Extraordinary "Value" Company Profile A Position of Strength

ESTIMATED PER SHARE VALUE ANALYSIS Existing value that will grow as the existing plans and strategies generate anticipated results.. TBNC Value A Position of Strength

Assets*: $1,087,525 Deposits*: $785,980 Deposit Rank**: 10/155 Branches: 19 Company Profile A Position of Strength Alabama Florida Assets*: $293,768 Deposits*: $245,632 Deposit Rank**: 83/309 Branches: 7 * ($'s in Thousands), Alabama assets adjusted for those loans in Florida ** Deposit rank data based on June 30, 2003 Call Report data.

Franchise Overview 24

Franchise Overview Evolution of the Franchise 1997-1999 Purchased the John A. Hand building Raised $26 million from investors/friends Acquired Warrior Capital Corporation and its subsidiary, Warrior Saving Bank, with $69 million in assets and 3 branches as of September 30, 1997 Acquired an additional 8 banks Bought 3 branches in southeast Alabama, opened a de novo branches 2000-2002 Raised $31 million from the issuance of trust preferred securities Opened branches in Destin, Santa Rosa Beach and Panama City, Florida in the fall of 2001 Realized internal growth of over $379 million in total assets Completed $19.3 million secondary stock offering NY Times describes St. Joe Company's Gulf and Franklin County and contiguous development as the most extensive Florida construction boom since Disney came to Orlando

Franchise Overview Evolution of the Franchise 2003 Addressed Bristol situation Announced plan to build new Gulf/Franklin County, Florida Headquarters Relocated Operations Center to Birmingham Completed internal strategic review resulting in $1.3-1.7M in additional revenues and $1.0-1.5M in savings Sold Emerald Coast branches at a 22.4% deposit premium which resulted in a pre-tax gain of $46.8 million Opened New Gulf/Franklin County, Florida Headquarters Opened New North Alabama Headquarters Expanded Special Assets Department Announced plans for Montgomery LPO Opened Loan Center Created the Special Assets Loan Portfolio Completed Problem Loan Sale 2004

Florida Panhandle Franchise Overview Major Market Areas Birmingham Huntsville Although all of our markets are important to our success, we are directing our resources to create the greatest return for our stockholders.

Huntsville, AL: Ranked 8th on Forbes Magazine's list of "Best Places for Business" in 2004 Marshall Space Flight Center and Redstone Arsenal Boeing expanding in Huntsville with $15.9 billion missile defense contract Growing aerospace industry and defense and technology businesses with over 139,000 jobs Over $6.15 billion in annual payrolls Toyota Tundra V-8 engine plant 31% of the population has degree (U.S. average: 24%) Franchise Overview Major Market Areas

Loan Growth Deposit Growth New location has allowed for consistent growth in deposits resulting in a 22.3% annualized deposit growth for the first 9 months of 2004 Franchise Overview Huntsville 12/31/2003 3/31/2004 6/30/2004 9/30/2004 89061 90594 115708 120957 12/31/2003 3/31/2004 6/30/2004 9/30/2004 83842 96172 101020 97881 ($ in Thousands) ($ in Thousands) 47.8% Annualized Loan Growth for first 9 months of 2004

Madison County Deposit Market Share 6/30/2003 Ability to increase market share by exploiting the RF/UP and WB/SOTR mergers. Franchise Overview Huntsville TBNC RF SOTR ASO CBSS Others 0.0167 0.2237 0.158 0.1427 0.1191 0.3398

Birmingham, AL: Fourth largest banking center in the United States Significant and rapidly expanding auto industry Honda $425M expansion / 2,000 jobs Mercedes $600M expansion / 4,000 jobs Hyundai $1B / 2,000 jobs Leader in medical research - UAB/SRI Tenth in nation in number of headquarters for Fortune 500 companies Pool of experienced bankers available Opportunity to take advantage of Regions/UP and Wachovia/SouthTrust mergers Franchise Overview Major Market Areas

Loan Growth Deposit Growth 9.2% Annualized Deposit Growth for first 9 months of 2004 Franchise Overview Birmingham 12/31/2003 3/31/2004 6/30/2004 9/30/2004 265712 278803 289022 324864 12/31/2003 3/31/2004 6/30/2004 9/30/2004 180802 185291 200167 193219 Strong local economy is spurring growth and helping to create a 29.7% Annualized Loan Growth for first 9 months of 2004

Jefferson County Deposit Market Share 6/30/2003 Ability to increase market share by exploiting the RF/UP and WB/SOTR mergers. Franchise Overview Birmingham TBNC RF SOTR ASO CBSS Others 0.0168 0.1 0.2731 0.1915 0.1395 0.2791

Florida Panhandle: #1 market share in Gulf/Franklin Counties 7 branches in 5 contiguous counties Florida's "Great Northwest" Abundant land with growing infrastructure Affordable labor and utility rates Affluent, high population growth St. Joe Company development where the NY Times describes St. Joe Company's Gulf and Franklin County and contiguous development as the most extensive Florida construction boom since Disney came to Orlando Over 6,500 new units planned for the Gulf/Franklin Counties area Tourism industry Franchise Overview Major Market Areas

Loan Growth Deposit Growth 8.7% Annualized Deposit Growth for first 9 months of 2004 Strong calling efforts have led to a 12.6% Annualized Loan Growth for first 9 months of 2004 Franchise Overview Florida Panhandle 12/31/2003 3/31/2004 6/30/2004 9/30/2004 212612 200871 210772 232640 12/31/2003 3/31/2004 6/30/2004 9/30/2004 230598 230196 247084 245632

Gulf/Franklin County Deposit Market Share 6/30/2003 #1 market share in Gulf/Franklin Counties with opportunity to grow. Franchise Overview Florida Panhandle TBNC Coastal Gulf State Vision Capital City 0.27 0.25 0.25 0.13 0.1

Calhoun/Liberty County Deposit Market Share 6/30/2003 #1 market share in Calhoun/Liberty Counties with solid customer base. Franchise Overview Florida Panhandle TBNC Bank of America Regions 0.79 0.11 0.1

Selected Financial Data 24

Financial and Operating Performance (pro forma, effects of the sale of the Emerald Coast branches removed) 2001 2002 2003 9 mos. 2004 0.0023 -0.0136 -0.0093 0.0034 2001 2002 2003 9 mos. 2004 0.0353 -0.1989 -0.1383 0.0432 Pro forma Return On Average Assets Pro forma Return On Average Equity

Financial and Operating Performance (pro forma, effects of the sale of the Emerald Coast branches removed) ($ in Thousands) 2001 2002 2003 9 mos. 2004 2689 -18401 -12689 3257 Pro forma Net Income (loss) 2001 2002 2003 9 mos. 2004 0.19 -1.09 -0.73 0.17 Pro forma Basic EPS

Alabama Performance Selected Data* (reflects sale of Emerald Coast branches) *($ in Thousands)

Florida Performance Selected Data * (reflects sale of Emerald Coast branches) *($ in Thousands)

Business Strategy 24

Deploy Capital Strategic growth opportunities Birmingham Huntsville Florida Panhandle Tallahassee, Marianna, Pensacola De Novo branches; "Same-Store" growth Improve Profitability Continue to refine existing personnel requirements Further enhance asset quality Improve efficiency and grow non-interest income Leverage existing infrastructure (Loan Center) Loan sale Business Strategy

Total NPL's / Total Loans Loan Sale Impact Non-Accrual /Total Loans 12/31/2003 3/31/2004 6/30/2004 9/30/2004 (0Day 0.0345 0.0259 0.0246 0.0075 12/31/2003 3/31/2004 6/30/2004 9/30/2004 (0Day 0.0373 0.0285 0.0263 0.0086 12/31/2003 3/31/2004 6/30/2004 9/30/2004 (0Day 0.044 0.0391 0.0338 0.0146 Total NPA's / Total Loans +NPL's

Continue to build customer relationships Focus on small to medium sized businesses, professionals and individuals Local decision-making, effective customer response time and strong relationships with local community organizations Market expansion Strategic branch network in Florida Focus on strategic corridors in Alabama Montgomery Tuscaloosa Build new market presence through LPOs Capitalize and exploit SouthTrust and Regions deals Maintain community bank presence Respond quickly to future in-market mergers Business Strategy

Expand products and services Expand life and health insurance and annuity products Expand Treasury Management offering Expand Mortgage Banking presence Enhance brokerage and investment products (UVEST) Monitor and enforce accountability Market Presidents Branch Sales and Service Representatives Support Area Service Level Agreements Goal Development, Track and Measure Business Strategy

2004 Impact Past Due Loans CheckCard Sales 2003 Avg. April May June July August Sept Past Dues 0.028 0.0136 0.0219 0.0084 0.0098 0.0099 0.0055 2003 Avg. April May June July August Sept X-Sell 0.39 0.72 0.87 0.93 0.9 0.9 0.93 The corporate goal is to achieve an 80% CheckCard penetration on new accounts. Past dues have reached their lowest consecutive level in the past several years.

2004 Impact NSF Waives Free Checking Effect on New Accounts Opened 2003 Avg. April May June July August Sept Waives 0.18 0.16 0.09 0.07 0.05 0.05 0.05 2003 Avg. May June July August Sept* Accounts 171 219 246 221 215 188 Free Checking introduced in May 2004 and has stimulated growth in all checking products. * Hurricane Frances, Ivan, Jeanne Reduced NSF/OD waives has given focus to capturing fee income from all sources.

Key Takeaways 24

Expanding franchise with experienced management team that understands solid community banking and superior credit quality Generating growth through strategic opportunities and leverage existing infrastructure that yields shareholder return Insiders with 30% ownership are committed to increasing shareholder value Improving efficiency ratio through loan growth, reduction of operating costs due to leveraging infrastructure and increasing non-interest income Extraordinary "Value" Key Takeaways